Exhibit 99.1

March 2, 2026

Kennedy Wilson Announces Launch of Exchange Offers For Any and All of Its Outstanding 4.750% Senior Notes Due 2029, 4.750% Senior Notes Due 2030, and 5.000% Senior Notes Due 2031, and Related Consent Solicitations
BEVERLY HILLS, California —(BUSINESS WIRE)—Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (the “Company” or “Kennedy Wilson”), today announced that it has commenced offers to exchange (the “Exchange Offers”) any and all of its outstanding 4.750% Senior Notes due 2029 (the “Existing 2029 Notes”), 4.750% Senior Notes due 2030 (the “Existing 2030 Notes”) and 5.000% Senior Notes due 2031 (the “Existing 2031 Notes” and collectively, the “Existing Notes”) held by Eligible Holders (as defined below) for the Issuer’s newly issued Senior Notes due 2032 (the “Option A Notes”) or Senior Notes due 2034 (the “Option B Notes” and, together with the Option A Notes, the “New Notes”), as validly elected by such Eligible Holders and subject to the Option Caps (as defined below), Deemed Elections (as defined below), the Minimum Liquidity Condition (as defined below) and proration as described in the Offering Memorandum (as defined below).

The Exchange Offers are being made in connection with the proposed acquisition of the Company pursuant to an Agreement and Plan of Merger, dated as of February 16, 2026 (the “Merger Agreement”), by and among the Company, Kona Bidco, LLC and Kona Merger Subsidiary, Inc. (“Merger Sub”), an entity affiliated with a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, and including Fairfax Financial Holdings Limited (collectively, the “Consortium”), pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub would merge with and into the Company, and the Company would continue as the surviving corporation (the “Merger”).

Notes to be Exchanged	CUSIP	Outstanding Principal Amount	Total Consideration for Notes Tendered On or Prior to the Early Participation Date(1)(2)	Exchange Consideration for Notes Tendered After the Early Participation Date(1)(2)
4.750% Senior Notes due 2029	489399AL9	$600,000,000	$1,000 principal amount of Option A Notes or Option B Notes	$950 principal amount of Option A Notes or Option B Notes

4.750% Senior Notes due 2030	489399AN5	$600,000,000	$1,010 principal amount of Option A Notes or Option B Notes	$950 principal amount of Option A Notes or Option B Notes
5.000% Senior Notes due 2031	489399AM7	$600,000,000	$1,010 principal amount of Option A Notes or Option B Notes	$950 principal amount of Option A Notes or Option B Notes
(1)Eligible Holders must validly elect to receive either Option A Notes or Option B Notes as their consideration (an “Election” and collectively, the “Elections”). The maximum aggregate principal amount of Option A Notes that may be issued in the Exchange Offers is $906,000,000 (the “Option A Cap”), and the maximum aggregate principal amount of Option B Notes that may be issued in the Exchange Offers is $906,000,000 (the “Option B Cap” and, together with the Option A Cap, the “Option Caps”), in each case, in the aggregate across all series of Existing Notes and both Exchange Offers. The Option A Notes and the Option B Notes will also each be subject to a minimum of $400 million in aggregate principal amount being issued as a result of the Exchange Offers (the “Minimum Liquidity Condition”). If, as a result of the Elections made by holders, less than $400 million aggregate principal amount of a series of Notes would be issued, then certain holders that elected to receive the other series of Notes will be deemed to have elected to receive such series of Notes (a “Deemed Election”) as further described in the Offering Memorandum. The Company may waive the Minimum Liquidity Condition in its sole discretion and without notice to the holders.
(2)In addition to the consideration described above, the Issuer will pay in cash accrued and unpaid interest on the Existing Notes accepted in the Exchange Offer from the latest interest payment date to, but not including, the issue date of the New Notes.

The New Notes will be fully and unconditionally guaranteed on an unsecured basis by the same guarantors that currently guarantee the Existing Notes, including, the Company and certain of its subsidiaries (the “Guarantee”). The Guarantee will rank equally in right of payment with all existing and future senior indebtedness of the guarantors, rank senior in right of payment to all existing and future subordinated indebtedness of the guarantors, be effectively subordinated in right of payment to all existing and future secured indebtedness of the guarantors, to the extent of the value of the assets securing that indebtedness. The indentures governing the New Notes contain certain covenants that impose restrictions on the Issuer and certain of its subsidiaries, which are substantially identical to the covenants in the indentures governing the Existing Notes, with certain exceptions described in the Offering Memorandum.

In connection with the Exchange Offers, the Issuer is soliciting (the “Consent Solicitations” and, together with the Exchange Offers, the “Exchange Offers and Consent Solicitations”) consents (the “Consents”) to the adoption of certain amendments (the “Proposed Amendments”) to the indentures governing the Existing Notes. Eligible Holders who tender their Existing Notes pursuant to the Exchange Offers must also deliver Consents to the Proposed Amendments. Eligible Holders may not deliver Consents to the Proposed Amendments without also validly tendering their Existing Notes and may not tender their Existing Notes without also delivering Consents to the Proposed Amendments. The Proposed Amendments, as applicable, will be set forth in a supplemental indenture to the indenture governing each series of the Existing Notes.

Prior to the launch of the Exchange Offers and Consent Solicitations, certain holders of the Existing Notes (the “Supporting Holders”), representing approximately 19% of the Existing 2029 Notes, approximately 35% of the Existing 2030 Notes, approximately 27% of the Existing 2031 Notes, and approximately 27% of the Existing Notes in the aggregate, have agreed to support the Exchange Offers and Consent Solicitations.

The Exchange Offers and Consent Solicitations are being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement (the “Offering Memorandum”) and the related procedures, including through The Depositary Trust Company’s ATOP procedures set forth therein (together with the Offering Memorandum, the “Exchange Offer Materials”).

Upon the terms and subject to the conditions of the Exchange Offers, Eligible Holders that validly tender their Existing Notes at or prior to 5:00 p.m., New York City time, on March 13, 2026 (the “Early Participation Date”), unless extended, and whose tenders are accepted for exchange by the Issuer, will be eligible to receive the total exchange consideration set out in the table above (the “Total Consideration”), which includes an early participation premium. Elections are subject to the Option Caps, Deemed Elections, Minimum Liquidity Condition and proration described in the Offering Memorandum.

Upon the terms and subject to the conditions of the Exchange Offers, Eligible Holders that validly tender, and do not validly withdraw, their Existing Notes after the Early Participation Date but at or prior to 5:00 p.m., New York City time, on March 30, 2026 (the “Expiration Date”), as may be extended, and whose tenders are accepted for exchange by the Issuer, will be eligible to receive only the exchange consideration set out in the table above (the “Exchange Consideration”), which excludes the early participation premium. The Issuer expects to issue the New Notes promptly on or about the second business day following the Expiration Date (the “Settlement Date”).

Tenders of Existing Notes may only be withdrawn at or prior to 5:00 p.m., New York City time, on March 13, 2026 (the “Withdrawal Deadline”), unless extended. The Issuer may extend the Early Participation Date without extending the Withdrawal Deadline.

Interest on the New Notes will accrue from the Settlement Date and will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2026. The Option A Notes will accrue interest at 6.125% per year. The Option B Notes will accrue interest at 6.375% per year. The Option A Notes will mature on October 15, 2032. The Option B Notes will mature on October 15, 2034.
Consummation of the Exchange Offers and Consent Solicitations is conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum, including (i) the consummation of the Merger and (ii) the receipt of valid Consents to the Proposed Amendments from holders of at least a majority of the outstanding aggregate principal amount of each series of Existing Notes. The Issuer may, in its sole discretion, waive any of these conditions or terminate or amend the Exchange Offers and Consent Solicitations at any time, subject to applicable law.

The Exchange Offers and Consent Solicitations are being made only (a) in the United States, to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (b) outside the United States, to holders of Existing Notes who are not “U.S. persons” (as defined in Regulation S under the Securities Act) in offshore transactions in compliance with Regulation S. Only holders of Existing Notes who have properly completed and returned an eligibility certification certifying that, among other things, they are (i) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or (ii) not a “U.S. person” and outside of the United States within the meaning of Regulation S under the Securities Act, are authorized to participate in the Exchange Offers and Consent Solicitations (such holders, the “Eligible Holders”).

The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, copies of which may be obtained by Eligible Holders by contacting D.F. King & Co., Inc., the exchange agent and information agent, by phone (toll-free) at (800) 967-7635 or by email at kw@dfking.com, or by visiting https://dfking.com/kw. Holders of Existing Notes that are not Eligible Holders will not be able to receive such documents but may contact the information agent for further instructions.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers are being made and the New Notes are being offered only to “qualified institutional buyers” and holders outside the United States that are not “U.S. persons” as such terms are defined under the Securities Act. The New Notes have not been and will not be registered under the Securities Act or under any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and, accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum. The Exchange Offers and Consent Solicitations are subject to the terms and conditions set forth in the Offering Memorandum.

About Kennedy Wilson

Kennedy Wilson (NYSE: KW) is a leading real estate investment company with $36 billion of assets under management in high growth markets across the United States, the UK and Ireland. Drawing on decades of experience, its relationship-oriented team excels at identifying opportunities and building value through market cycles, closing more than $60 billion in total transactions across the property spectrum since going public in 2009. Kennedy Wilson owns, operates, and builds real estate within its high-quality, core real estate portfolio and through its investment management platform, where the company targets opportunistic equity and debt investments alongside partners. For further information, please visit www.kennedywilson.com.

About Fairfax Financial Holdings Limited

Fairfax Financial Holdings Limited (“Fairfax”) is a holding company which, through its subsidiaries, is primarily engaged in property and casualty insurance and reinsurance and the associated investment management.

Additional Information About the Merger and Where to Find It

This press release is being made in respect of the proposed merger involving the Company and the Consortium. The Company expects to seek, and intends to file with the Securities Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with a special meeting of the Company stockholders for purposes of obtaining, stockholder approval of the Merger (the “Definitive Proxy Statement”). The Definitive Proxy Statement will be sent or given to the stockholders of the Company and will contain important information about the Merger and related matters. The Company, affiliates of the Company and affiliates of the Consortium intend to jointly file a Schedule 13E-3 with the SEC. The Company may also file other documents with the SEC regarding the Merger. This press release is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.kennedywilson.com/financial-information-and-sec-filings/sec-filings. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference into, nor does it form a part of, this press release or any other document that the Company files with the SEC.This press release is being made in respect of the proposed merger involving the Company and the Consortium. The Company expects to seek, and intends to file with the Securities Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with a special meeting of the Company stockholders for purposes of obtaining, stockholder approval of the Merger (the “Definitive Proxy Statement”). The Definitive Proxy Statement will be sent or given to the stockholders of the Company and will contain important information about the Merger and related matters. The Company, affiliates of the Company and affiliates of the Consortium intend to jointly file a Schedule 13E-3 with the SEC. The Company may also file other documents with the SEC regarding the Merger. This press release is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.kennedywilson.com/financial-information-and-sec-filings/sec-filings. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference into, nor does it form a part of, this press release or any other document that the Company files with the SEC.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger will be set forth in the Definitive Proxy Statement for its stockholder meeting at which the Merger will be submitted for approval by the Company’s stockholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025, under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the

Definitive Proxy Statement and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities regulations. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the necessary stockholder approval, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Transaction may be terminated in circumstances requiring the Company or Fairfax, as the case may be, to pay a termination fee; (3) the risk that the Merger disrupts the Company’s or Fairfax’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s or Fairfax’s operating results and business generally; (6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s or Fairfax’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company, Fairfax and/or their respective directors, executive officers or other related persons; (9) other risks that could affect the Company’s or Fairfax’s business, financial condition or results of operations, including those set forth in (i) the Company’s most recent Annual Report on Form 10-K and any subsequent filings, or (ii) Fairfax’s most recently issued Annual Report, which is available at www.fairfax.ca, and in its Base Shelf Prospectus (under “Risk Factors”) filed with the securities regulatory authorities in Canada, which is available on SEDAR+ at www.sedarplus.ca; and (10) other risks to the consummation of the Merger, including the risk that the Merger will not be consummated within the expected time or at all. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s or Fairfax’s control, and involve known and unknown risks and uncertainties that could cause the Company’s or Fairfax’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this press release and other filings with the SEC and with the securities regulatory authorities in Canada. Any such forward-looking statements, whether made in this press release or elsewhere, should be considered in the context of the various disclosures made by the Company or Fairfax, as applicable, about its businesses including, without limitation, the risk factors discussed in the Company’s and Fairfax’s filings with the SEC and the securities regulatory authorities in Canada.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in (i) the Company’s most recent Annual Report on Form 10-K, which is available online at www.sec.gov, as well as the Company’s subsequent filings, and (ii) Fairfax’s most recently issued Annual Report, which is available at www.fairfax.ca, and in its Base Shelf Prospectus (under “Risk Factors”) filed with the securities regulatory authorities in Canada, which is available on SEDAR+ at www.sedarplus.ca. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, neither the Company nor Fairfax undertakes any obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

KW-IR

Contacts
Investors
Daven Bhavsar, CFA
Head of Investor Relations
+1 (310) 887-3431
dbhavsar@kennedywilson.com
Media
Emily Heidt
Managing Director, Communications
+1 (310) 887-3499
eheidt@kennedywilson.com